Exhibit 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 22, 2008										Estimated unpaid down time days
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	DAYRATE ($000)	COMMENTS	2Q-08	2Q-08	3Q-08	4Q-08
										A*	E**	E**	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects.  Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.  We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

U.S. Gulf of Mexico (9)
Semisubmersibles (6)
										A*	E**	E**	E**
Noble Clyde Boudreaux (a, b)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000'	US GOM	Shell	6/09/2007	6/08/2009	226-228		18

Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000'	Shipyard	Anadarko/Noble Energy	1/24/2008	4/24/2008	-	Entered shipyard on 1/24/2008 for 91 days to upgrade to NC-5SM mooring standard (inclusive of work to complete hurricane damage repairs). In consideration of the NC-5SM upgrade, the indicated contract dayrates resulted in an effective dayrate during the period of 8/08/2007 through 4/24/2008 of $329k-$331k, reduced to 95% of the operating dayrate for the first 60 days in the shipyard ($313k-$314k) and 80% of the operating dayrate for any days in the shipyard from 60 days ($263k-$265k) up to 85 days. Experienced 6 days at zero rate in 2Q 2008 related to the upgrade.	8
				US GOM	Anadarko/Noble Energy	4/25/2008	3/08/2011	434-436

Noble Jim Thompson (a)	Noble EVA 4000™	1984/1999	6,000'	US GOM	Shell	3/01/2007	2/28/2009	424-426
				US GOM	Shell	3/01/2009	2/28/2011	504-506

Noble Max Smith	Noble EVA 4000™	1980/1999	7,000'	US GOM	Hess Corp/Newfield	3/20/2006	5/05/2008	304-306
				Shipyard		5/06/2008	8/06/2008	-	Entered the shipyard for +/- 94 days for regulatory inspections/contract preparation.	17	40	37
				Bay of Campeche	Pemex	8/07/2008	8/06/2011	483-485

Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000'	US GOM	Anadarko/BHP	11/05/2007	12/31/2008	434-436
				US GOM	Marathon	1/01/2009	12/31/2009	481-483

Noble Lorris Bouzigard (b)	Pentagone 85	1975/2003	4,000'	US GOM	Mariner	2/21/2008	6/12/2008	172-173		2
				US GOM	LLOG	6/13/2008	6/12/2010	269-271
				US GOM	LLOG	6/13/2010	6/12/2011	334-336

Submersibles (3)

Noble Joe Alford	Pace Marine 85G	1982/2006	70’-C	US GOM	Seneca	1/04/2008	7/15/2008	49-51
				US GOM	Mariner	7/16/2008	10/14/2008	57-59	Received letter of intent.

Noble Lester Pettus	Pace Marine 85G	1982/2007	70’-C	US GOM	LLOG	3/21/2008	9/20/2008	54-56
				US GOM	LLOG	9/21/2008	3/20/2009	57-59

Noble Fri Rodli	Transworld	1979/1998	70’-C	US GOM	Cold Stacked	10/21/2007	12/31/2008	-	Cold stacked.	51	40	92	92

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 22, 2008										Estimated unpaid down time days
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	DAYRATE ($000)	COMMENTS	2Q-08	2Q-08	3Q-08	4Q-08
										A*	E**	E**	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects.  Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.  We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

International (53) (c)
Mexico Jackups (10) (d)
										A*	E**	E**	E**
Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	6/19/2007	6/17/2008	185-187	Anticipate +/- 14 days of downtime in 3Q 2008 for rig modifications and regulatory inspection.			14
				Bay of Campeche	Pemex	6/18/2008	6/17/2010	149-151	This contract is fixed at a dayrate of $149k-$151k until 12/14/2008 after which time the contract reprices every three months based on an index of jackup rates in seven international regions.

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Bay of Campeche	Pemex	6/05/2007	12/03/2009	177-179	Anticipate +/- 10 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.				10

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	6/24/2007	12/22/2009	185-187	Anticipate +/- 10 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.				10

Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	Bay of Campeche	Pemex	10/31/2007	4/14/2010	170-172

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	12/21/2007	6/20/2010	170-172	Anticipate +/- 10 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.	2			10

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	9/24/2007	3/20/2010	170-172

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	6/20/2007	6/17/2008	170-172	Anticipate +/- 21 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.				21
				Bay of Campeche	Pemex	6/18/2008	1/31/2010	144-146	This contract is fixed at a dayrate of $144k-$146k until 12/14/2008 after which time the contract reprices every three months based on an index of jackup rates in seven international regions.

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	9/22/2007	3/21/2010	170-172	Anticipate +/- 10 days of downtime in 4Q 2008 for rig modification and regulatory inspection.				10

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	5/02/2007	7/12/2008	149-151	Anticipate +/- 14 days of downtime in 3Q 2008 for rig modificaitons and regulatory inspection. Received contract extension from PEMEX for 73 additional days.	1		14
				Bay of Campeche	Pemex	7/13/2008	8/25/2010	104-106	This contract is fixed at a dayrate of $104k-$106k until 1/09/2009 after which time the contract reprices every three months based on an index of jackup rates in seven international regions.

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	8/08/2007	8/06/2008	149-151

Brazil Semisubmersibles (2)

Noble Paul Wolff	Noble EVA 4000™	1981/1999/ 2006	9,200'-DP	Brazil	Petrobras	1/01/2006	11/03/2009	163-165	Eligible for a maximum 20% performance bonus.	7
				Brazil	Petrobras	11/04/2009	11/03/2014	427-429
Received Memorandum of Understanding.  Eligible for a maximum 15% performance bonus.  Petrobras has an option to convert this to a 6-year term at $416k/day plus a maximum 18% performance bonus; option must be exercised by 11/01/2009.

Noble Therald Martin (b)	Pentagone 85	1977/2004	4,000'	Brazil	Petrobras	4/11/2007	10/26/2008	113-115	Resume 22 month contract with Petrobras. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	10/27/2008	11/26/2009	113-115	13-month priced option. Customer will pay lump sum reimbursement amount and demob if option is not exercised. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	11/27/2009	10/17/2010	113-115	13-month priced option. Customer will pay lump sum reimbursement amount and demob if option is not exercised. Eligible for a maximum 15% performance bonus.
				Brazil	Petrobras	10/18/2010	10/17/2015	269-271	Received Memorandum of Understanding. Eligible for a maximum 10% performance bonus.

Brazil Drillships (3)

Noble Roger Eason (b)	NAM Nedlloyd-C	1977/2005	7,200'-DP	Brazil	Downtime/Shipyard	11/29/2007	7/31/2008	-	In shipyard for repairs related to the fire reported on November 29, 2007.	51	40	31
				Brazil	Petrobras	8/01/2008	3/14/2010	136-138
				Brazil	Petrobras	3/15/2010	8/12/2010	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	8/13/2010	8/12/2016	346-348	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.

Noble Leo Segerius (b)	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	7/01/2006	6/13/2008	123-125	Eligible for a maximum 10% performance bonus.
				Brazil	Chevron	6/14/2008	2/28/2009	524-526	Exercised a +/- 45 day option.
				Brazil	Shell	3/01/2009	4/30/2009	524-526	Received letter of intent.
				Brazil	Petrobras	5/01/2009	3/10/2011	299-301	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	3/11/2011	8/08/2011	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	8/09/2011	9/29/2015	299-301	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,900’-DP	Brazil	Petrobras	3/18/2007	3/15/2009	119-121	Eligible for a maximum 15% performance bonus.	6
				Brazil	Petrobras	3/16/2009	9/13/2010	289-291	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	9/14/2010	2/11/2011	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	2/12/2011	8/14/2015	289-291	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 22, 2008										Estimated unpaid down time days
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	DAYRATE ($000)	COMMENTS	2Q-08	2Q-08	3Q-08	4Q-08
										A*	E**	E**	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects.  Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.  We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

North Sea Semisubmersible (1)
										A*	E**	E**	E**
Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500'	United Kingdom	Venture	6/29/2007	6/28/2008	247-248
				United Kingdom	Venture	6/29/2008	6/28/2009	359-361
				United Kingdom	Venture	6/29/2009	6/30/2010	379-381	Plus a six month priced option at a dayrate of $380k to be declared before 12/31/2008.

North Sea Jackups (7)

Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390'-IC (g)	United Kingdom	Venture	9/14/2007	9/14/2008	164-166
				United Kingdom	Venture	9/15/2008	9/15/2009	197-199

Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	Netherlands	Total	1/19/2008	5/01/2008	194-196
				United Kingdom	RWE	5/02/2008	8/31/2008	124-126
				Netherlands	Total	9/01/2008	8/31/2009	207-209	Received letter of intent.

Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	Denmark	Maersk	9/04/2007	9/03/2008	181-183
					Maersk - Option	9/04/2008	9/03/2009	209-211	Anticipate +/- 5 days of downtime in 3Q 2008 for rig modifications and regulatory inspection.	1		5
					Maersk - Option	9/04/2009	9/03/2010	219-221

Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands	Wintershall	1/01/2008	6/30/2008	219-221
				Netherlands	Cirrus Energy	7/01/2008	2/01/2009	219-221	Option for two additional wells after indicated contract expiration date at +/- 60 days each at $219k-$221k/day.

Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	1/01/2008	12/31/2008	204-206

Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	1/01/2008	6/30/2008	204-206
				Netherlands	Gaz de France	7/01/2008	12/31/2008	206-208

Noble George Sauvageau	NAM Nedlloyd-C	1981	250’-IC	Netherlands	Chevron	8/12/2007	1/28/2008	234-236
				Netherlands	Wintershall	1/29/2008	12/31/2008	224-226

West Africa Semisubmersible (1)

Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	6,000'	Nigeria	ExxonMobil	11/29/2004	4/12/2008	128-130		8
				Cote d'lvoire	CNR International	4/14/2008	4/13/2009	433-435
				Africa	To Be Announced	4/14/2009	4/13/2012	494-496	Received letter of intent.

West Africa Jackups (7)

Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil	3/28/2007	3/27/2009	170-171	Anticipate +/- 4 days of downtime in 2Q 2008 for rig modifications and regulatory inspection.	1	4

Noble Roy Butler	F&G L-780 MOD II	1982/1998	300’-IC (f)	Cameroon	Shipyard	12/24/2007	6/16/2008	-	Anticipate +/- 77 days of downtime in 2Q 2008 for rig modifications and regulatory inspection.	52	25

Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Nigeria	Addax	1/18/2007	1/17/2009	170-171	Anticipate +/- 1 day of downtime in 4Q 2008 for rig modifications and regulatory inspection.				1

Noble Carl Norberg	MLT Class 82-C	1976/2003	250'-IC	Equatorial Guinea	Hess	8/01/2006	5/12/2008	73-75		12	15
				Cameroon	Shipyard	5/13/2008	6/06/2008	-	Entered the shipyard for +/- 27 days of downtime for rig modifications and regulatory inspection.
				Nigeria	EER	6/07/2008	7/12/2008	169-171

Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	9/03/2006	9/01/2008	160-161

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Chevron	5/21/2006	8/12/2008	127-129		2

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Nigeria	Shell/Brittania-U	7/01/2007	4/29/2008	164-166
				Nigeria	Shipyard	4/30/2008	6/30/2008	-	Available	23	40

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 22, 2008										Estimated unpaid down time days
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	DAYRATE ($000)	COMMENTS	2Q-08	2Q-08	3Q-08	4Q-08
										A*	E**	E**	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects.  Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.  We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

Arabian Gulf Jackups (15)
										A*	E**	E**	E**
Noble Roger Lewis	F&G JU-2000E	2007	400'-IC	Qatar	Shell	2/03/2008	2/02/2010	104-106		1

Noble George McLeod	F&G L-780 MOD II	1981/1995	300’-IC	Qatar	RasGas	10/25/2007	5/17/2008	159-161	Accommodation and well testing program.
				UAE (Sharjah)	Shipyard	5/18/2008	7/11/2008	-	Anticipate +/- 55 days of downtime in 2Q 2008/3Q 2008 for rig modifications and regulatory inspection.	4	40	11

Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300'-IC	Qatar	RasGas - Options	11/29/2007	5/31/2009	59-61
Exercised seven option wells.  Remaining options after 5/31/2009, but not yet exercised:  One well @ $59k-$61k, nine wells @ $65k-$67k/day and nine wells @ $71k-$73k/day.  Estimated time to complete each well is +/- 65 days.

Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300'-IC	Qatar	QatarGas 3 & 4	7/10/2007	7/31/2008	98-100	Under contract to QatarGas 3 & 4 for remainder of 700-day contract.
				Qatar	QatarGas 3 & 4	8/01/2008	6/07/2009	194-196
				Qatar	QatarGas 3 & 4	6/08/2009	10/06/2009	162-163	Contract extension for a minimum of 120 days.

Noble Gus Androes	Levingston Class 111-C	1982/2004	300'-IC	UAE (Abu Dhabi)	Total ABK - Extension	4/01/2008	9/30/2008	90-92	Extensions: Renewable every six months, dayrate increases/decreases capped at 10%. Extension agreement ends 12/31/2010.

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300'-IC	Qatar	Total	3/25/2008	3/24/2009	98-100	Anticipate +/- 7 days of downtime in 2Q 2008 for regulatory inspection.		7

Noble Mark Burns	Levingston Class 111-C	1980/2005	300'-IC	UAE (Dubai)	Dubai Petroleum	10/12/2007	10/11/2009	#	Rate withheld at request of operator. Anticipate +/- 62 days of downtime in 3Q 2008 for rig modifications and regulatory inspection.			62

Noble Roy Rhodes	MLT Class 116-C	1979	300’-IC (g)	UAE (Dubai)	Dubai Petroleum	3/06/2008	3/06/2009	#	Rate withheld at request of operator.

Noble Cees van Diemen	Modec 300C-38	1981/2004	300'-IC	Qatar	RasGas	9/23/2004	1/15/2009	59-61
				UAE (Sharjah)	Shipyard	1/16/2009	2/20/2009	-	Anticipate +/- 35 days of downtime in 1Q 2009 for rig modifications and regulatory inspection.

Noble David Tinsley	Modec 300C-38	1981/2004	300'-IC	Qatar	RasGas	11/01/2007	11/30/2008	61-63

Noble Gene House	Modec 300C-38	1981/1998	300'-IC	Qatar	Shell	2/03/2008	10/30/2008	160-162
				Qatar	Operator undisclosed	10/31/2008	12/31/2008	149-151	Received letter of intent.
				Qatar	QatarGas 3 & 4	1/01/2009	2/28/2010	162-163	Minimum 14 month contract

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	Qatar	RasGas	3/01/2008	2/01/2009	87-89	Remaining option wells exercised from the Noble Mark Burns. Estimated time to complete each well is +/-100 days.

Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	Maersk	11/12/2007	11/11/2009	159-161

Dhabi II	Baker Marine BMC 150	1982/2006	150'-IC	UAE (Abu Dhabi)	ADOC	7/15/2006	7/14/2008	60-62
				UAE (Abu Dhabi)	ADOC	7/15/2008	7/14/2011	91-93

Noble Dick Favor	Baker Marine BMC 150	1982/2004	150’-IC	Qatar	QatarGas 3 & 4	1/01/2008	10/01/2008	162-163	Anticipate +/- 61 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.	1			61

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

	NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - May 22, 2008										Estimated unpaid down time days
	RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	DAYRATE ($000)	COMMENTS	2Q-08	2Q-08	3Q-08	4Q-08
											A*	E**	E**	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects.  Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.  We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

India Jackups (2) (e)
											A*	E**	E**	E**
	Noble Ed Holt	Levingston Class 111-C	1981/2003	300’-IC	India	Jindal/ONGC	1/15/2007	7/29/2009	82-83	Rig bareboat chartered to Jindal which contracted with ONGC.

	Noble Charlie Yester	MLT 116-C	1980	300’-IC	India	Jindal/ONGC	1/30/2007	1/29/2010	130-131	Rig bareboat chartered to Jindal which contracted with ONGC. Anticipate +/- 14 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.				14

Far East Semisubmersibles (3)

	Noble Dave Beard	F&G 9500 Enhanced Pacesetter	1986/2008	10,000'-DP	Dalian, China - DSIC	Shipyard		12/31/2008	-	Five-year contract with Petrobras. Eligible for a maximum 15% bonus.
					In-transit & acceptance testing	Petrobras	1/01/2009	3/14/2009	208-210
					Brazil	Petrobras	3/15/2009	3/14/2014	219-221

	Noble Danny Adkins - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		3/31/2009	-	Four-year contract with Shell following upgrade of baredeck hull to 12,000' water depth capability.
					US GOM	Shell	4/01/2009	3/31/2013	429-431

	Noble Jim Day - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		12/15/2009	-
					US GOM	Marathon	12/16/2009	12/15/2011	514-516

Far East Jackups (2)

	Noble Hans Deul - Newbuild	F&G JU-2000E	2008	400'-IC	Dalian, China - DSIC	Shipyard		8/31/2008	-
					In-transit	Shell	9/01/2008	11/15/2008	34-36
					North Sea	Shell	11/16/2008	11/15/2010	104-106	Two-year contract with Shell.

	Noble Scott Marks - Newbuild	F&G JU-2000E	2009	400'-IC	Dalian, China - DSIC	Shipyard		6/30/2009	-
					In-transit	Venture	7/01/2009	8/31/2009	TBD
					North Sea	Venture	9/01/2009	8/31/2011	209-211	Two-year contract with Venture.

											268	251	266	229

											2008 Total (includes: shipyard, stacked, and downtime days)			1389
(a)	Unit has been upgraded to the NC-5SM mooring standard.
(b)	Rig utilizes the Aluminum Alloy Riser technology.										1Q 08 Downtime (includes: shipyard, stacked, and downtime days): 375 days
(c)
The amount shown in the “Dayrate” column reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless specified otherwise.  In various international markets, the Company contracts with certain parties for the provision of certain local services and advice.  Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.

(d)	Listed rigs are modified bareboat charter; cost structure varies by region.
(e)	Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.
(f)	Rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the rig to operate in up to 300' of water.
(g)	Rig is currently equipped to operate in 250' of water.

A*	= Actual downtime incurred during the quarter indicated as of the report date; E** = Estimated additional downtime days expected to occur as of the report date.
# =	Rate withheld at request of operator.
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.